File No. 333-97393

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

DOMINION RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Virginia	54-1229715
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

120 Tredegar Street

Richmond, Virginia 23219

(804) 819-2000

(Address of registrant’s principal executive offices, including zip code)

Patricia A. Wilkerson, Vice President and Corporate Secretary

Dominion Resources, Inc.

120 Tredegar Street,

Richmond, Virginia 23219

(804) 819-2000

(Name, address, including zip code, and telephone number, including area code, of agent of service)

DEREGISTRATION

In 2002, Dominion Resources, Inc. (Dominion) registered $4,500,000,000 of debt and equity securities under Registration Statement No. 333-97393 on Form S-3. The offerings under this Registration Statement have been completed and Dominion hereby deregisters $13,802,500 of securities registered under Registration Statement No. 333-97393 that remain unsold as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and in accordance with Rule 478 thereto, the registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, the Commonwealth of Virginia, on the 19th day of October 2005.

DOMINION RESOURCES, INC.

By:	/s/ Patricia A. Wilkerson
Patricia A. Wilkerson
Agent for Service